UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2007

RYERSON INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9117	36-3425828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 762-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On July 24, 2007, Ryerson Inc. (the “Company”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Rhombus Holding Corporation (“Parent”) and Rhombus Merger Corporation, a wholly owned subsidiary of Parent, by which the Company will become a wholly owned subsidiary of Parent. Parent is owned by a private investment fund affiliated with Platinum Equity, LLC.

In connection with the Merger Agreement, the Company entered into an Amendment to Rights Agreement, dated as of July 24, 2007 (the “Amendment”), amending certain provisions of the Amended and Restated Rights Agreement by and between the Company and The Bank of New York, dated as of November 25, 1997 and amended and restated as of April 1, 2004 (the “Rights Agreement”), to render the Rights Agreement inapplicable to the merger.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2007, the Board of Directors of the Company approved an amended form of Indemnification Agreement to be entered into with each of the Company’s directors and certain officers of the Company, including its principal executive officer, principal financial officer and each of its named executive officers. The Indemnification Agreement provides, among other things, the indemnitees with rights to indemnification and advancement of expenses to the fullest extent permitted by law in connection with proceedings related to the indemnitees’ service to the Company or actions taken during such service.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Amendment to the Rights Agreement, dated as of July 24, 2007, by and between Ryerson Inc. and The Bank of New York, as rights agent

10.1	Form of Indemnification Agreement of Ryerson Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2007	RYERSON INC.

	By:	/s/ Virginia M. Dowling
	Name:	Virginia M. Dowling
	Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Amendment to the Rights Agreement, dated as of July 24, 2007 by and between Ryerson Inc. and The Bank of New York, as rights agent

10.1	Form of Indemnification Agreement of Ryerson Inc.